Exhibit 3.2

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

KATHLEEN ASSAF

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 4, 2026 04:28 PM Pacific Time

Incorporation Number: **BC1409749**

Recognition Date and Time: *Incorporated on April 7, 2023 08:00 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

ROZE AI INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
700 - 838 WEST HASTINGS ST.
VANCOUVER BC V6C 0A6
CANADA

Delivery Address:
700 - 838 WEST HASTINGS ST.
VANCOUVER BC V6C 0A6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
700 - 838 WEST HASTINGS ST.
VANCOUVER BC V6C 0A6
CANADA

Delivery Address:
700 - 838 WEST HASTINGS ST.
VANCOUVER BC V6C 0A6
CANADA

Page: 1 of 3

DIRECTOR INFORMATION Last Name, First Name, Middle Name: LEE, INGER Mailing Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Delivery Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Last Name, First Name, Middle Name: CHO, SEOG HUN Mailing Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Delivery Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Last Name, First Name, Middle Name: GO, BYEONG OK Mailing Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Delivery Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Last Name, First Name, Middle Name: LEE, DANIEL SUNG Mailing Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Delivery Address: 20171 92A AVE UNIT 214 LANGLEY BC V1M 3A5 CANADA Last Name, First Name, Middle Name: CHO, YOUNGJIN Mailing Address: 214 - 20171 92A AVE LANGLEY BC V1M 3A5 CANADA Delivery Address: 214 - 20171 92A AVE LANGLEY BC V1M 3A5 CANADA RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: September 17, 2024 August 23, 2026 September 4, 2026 AUTHORIZED SHARE STRUCTURE Page: 2 of 3

1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. No Maximum Class A Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 3. No Maximum Class B Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 4. No Maximum Class C Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 3 of 3